SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K/A
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported)     December 16, 2002


                         TEL-VOICE COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


         NEVADA                    000-29743                     88-0409143
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(State of Incorporation)   (Commission File Number)           (I.R.S. Employer
                                                             Identification No.)


 7373 E DOUBLETREE RD., SUITE 200, SCOTTSDALE, ARIZONA              85258
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      (Address of principal executive office)                     (Zip Code)

        Registrant's Telephone Number, Including Area Code 1-866-864-6638





ITEM 5 - OTHER EVENTS

The Company hereby files this Amendment to its Current Report on Form 8-K dated December 16, 2002 solely for clarification purposes. The Company closed a stock for debt exchange with its creditors on December 11, 2002 whereby all of its outstanding debt was converted to unregistered common stock of the Company. 25,618,345 shares of the Company's common stock was issued to 73 companies and or individuals in exchange for debt. The conversion rate was on a ratio of one
(1) share of common stock for each $.045 of debt.

There upon completion of the issuance of the 25,618,345 Common shares of the Company's stock there were 33,269,096 shares of the Company's Common Stock issued and outstanding as of December 16, 2002. The registrant's Common Stock trades on the OTC Bulletin Board.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.



Date: January 03, 2003                             TEL-VOICE COMMUNICATIONS,INC.
                                                     By: /S/ JAY H. BUDD
                                                     ---------------------------
                                                             Jay H. Budd